                                                                      Exhibit 25

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of February, 1998.



Susan B. Kerley
--------------------------
Susan B. Kerley

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as her own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of February, 1998.



Diana R. Harrington
--------------------------
Diana R. Harrington

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints John R. Elder, Susan
Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



Philip W. Coolidge
--------------------------
Philip W. Coolidge

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



Riley C. Gilley
--------------------------
Riley C. Gilley

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



John R. Elder
--------------------------
John R. Elder

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



C. Oscar Morong, Jr.
--------------------------
C. Oscar Morong, Jr.

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



E. Kirby Warren
--------------------------
E. Kirby Warren

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



William S. Woods, Jr.
--------------------------
William S. Woods, Jr.

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



Elliott J. Berv
--------------------------
Elliott J. Berv

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



Mark T. Finn
--------------------------
Mark T. Finn

CITIFUNDS MULTI-STATE TAX FREE TRUST

The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Susan Jakuboski, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by CitiFunds Multi-State Tax Free Trust (on behalf of each of its series now or hereinafter created) (the "Registrant") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 1998.



Walter E. Robb, III
--------------------------
Walter E. Robb, III